UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Vimeo, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V71690-P26584 VIMEO, INC. ATTN: LEGAL 330 WEST 34TH STREET, 5TH FLOOR NEW YORK, NY 10001 VIMEO, INC. 2025 Annual Meeting Vote by June 8, 2025 11:59 PM ET or during the Annual Meeting You invested in VIMEO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2025. Vote Virtually at the Meeting* June 9, 2025 10:00 AM ET During the meeting, vote at: www.virtualshareholdermeeting.com/VMEO2025 Or before the meeting, vote by 11:59 PM ET, June 8, 2025 at: www.ProxyVote.com *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote The Notice, Proxy Statement and Annual Report are available online. To access these materials, please visit www.ProxyVote.com and have available the control number below. You can also receive a free paper or email copy of the materials. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may do so by (1) visiting www.ProxyVote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. To receive a free paper copy of the materials in advance of the meeting, request prior to May 26, 2025. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V71691-P26584 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. The Company’s complete proxy materials contain important information and are available online at www.ProxyVote.com. You are encouraged to access the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items for Holders of Common Stock 1. Election of the following nominees for director For All Nominees: 01) Adam Cahan* 02) Adam Gross 03) Jay Herratti* 04) Lydia Jett 05) Kirsten Kliphouse* 06) Mo Koyfman 07) Philip Moyer 08) Glenn Schiffman 09) Alexander von Furstenberg *To be voted upon by holders of Common Stock voting as a separate class 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. Approve a non-binding advisory resolution to approve the compensation of the Company’s named executive officers (say on pay). For NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof. Board Recommendation

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V71692-P26584 VIMEO, INC. ATTN: LEGAL 330 WEST 34TH STREET, 5TH FLOOR NEW YORK, NY 10001 Vote Virtually at the Meeting* June 9, 2025 10:00 AM ET *Please check the meeting materials for any special requirements for meeting attendance. During the meeting, vote at: www.virtualshareholdermeeting.com/VMEO2025 Or before the meeting, vote by 11:59 PM ET, June 8, 2025 at: www.ProxyVote.com VIMEO, INC. 2025 Annual Meeting Vote by June 8, 2025 11:59 PM ET or during the Annual Meeting You invested in VIMEO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2025. Get informed before you vote The Notice, Proxy Statement and Annual Report are available online. To access these materials, please visit www.ProxyVote.com and have available the control number below. You can also receive a free paper or email copy of the materials. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may do so by (1) visiting www.ProxyVote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. To receive a free paper copy of the materials in advance of the meeting, request prior to May 26, 2025. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V71693-P26584 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. The Company’s complete proxy materials contain important information and are available online at www.ProxyVote.com. You are encouraged to access the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items for Holders of Class B Common Stock Board Recommendation 1. Election of the following nominees for director For All Nominees: 01) Adam Gross 02) Lydia Jett 03) Mo Koyfman 04) Philip Moyer 05) Glenn Schiffman 06) Alexander von Furstenberg 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. Approve a non-binding advisory resolution to approve the compensation of the Company’s named executive officers (say on pay). For NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof.